Schedule A

FEDERAL HOME LOAN BANK OF CINCINNATI

							Rate Type/	Next
		Settlement	Maturity	Next Pay	Call	Call	Rate Sub-	Call/Amort	Coupon	FHLBank
Trade Date	CUSIP	Date	Date	Date	Type (1)	Style (2)	Type (3)(4)	Date	Percent	Par ($)
5/4/2016	3130A7Z40	5/12/2016	9/12/2016	6/12/2016	Non-Callable		Variable Single Index Floater			$100,000,000
5/4/2016	3130A7Z99	5/11/2016	6/5/2017	12/5/2016	Optional Principal Redemption	European	Fixed Constant	12/5/2016	0.700	$150,000,000
5/4/2016	3130A7ZA6	5/10/2016	11/10/2016	6/10/2016	Non-Callable		Variable Single Index Floater			$100,000,000
5/5/2016	3130A7ZB4	5/10/2016	1/27/2017	5/27/2016	Non-Callable		Variable Single Index Floater			$50,000,000
5/5/2016	3130A7ZB4	5/10/2016	1/27/2017	5/27/2016	Non-Callable		Variable Single Index Floater			$150,000,000
5/5/2016	3130A7ZE8	5/10/2016	11/10/2016	6/10/2016	Non-Callable		Variable Single Index Floater			$250,000,000
5/5/2016	3130A7ZF5	5/10/2016	11/10/2016	6/10/2016	Non-Callable		Variable Single Index Floater			$25,000,000
5/5/2016	3130A7ZH1	5/10/2016	11/10/2016	6/10/2016	Non-Callable		Variable Single Index Floater			$275,000,000
5/5/2016	3130A7ZK4	5/9/2016	11/9/2017	8/9/2016	Non-Callable		Variable Single Index Floater			$250,000,000
5/6/2016	3130A7ZB4	5/10/2016	1/27/2017	5/27/2016	Non-Callable		Variable Single Index Floater			$350,000,000
5/6/2016	3130A7ZM0	5/10/2016	11/10/2017	8/10/2016	Non-Callable		Variable Single Index Floater			$100,000,000
5/6/2016	3130A7ZP3	5/18/2016	5/18/2026	11/18/2016	Optional Principal Redemption	American	Fixed Constant	11/18/2016	2.600	$60,000,000
5/6/2016	3130A7ZQ1	5/16/2016	5/16/2031	11/16/2016	Optional Principal Redemption	American	Fixed Constant	11/16/2016	2.940	$55,000,000
5/6/2016	3130A7ZR9	5/16/2016	5/16/2036	11/16/2016	Optional Principal Redemption	American	Fixed Constant	11/16/2016	3.090	$55,000,000
5/6/2016	3130A7ZT5	5/18/2016	5/18/2020	11/18/2016	Optional Principal Redemption	American	Fixed Constant	11/18/2016	1.400	$60,000,000
5/6/2016	3130A7ZU2	5/18/2016	5/18/2023	11/18/2016	Optional Principal Redemption	American	Fixed Constant	11/18/2016	2.050	$60,000,000

(1) Call/Amortization Type Description:

Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLB in whole or in part at its discretion on predetermined call dates, according to the terms of the Bond.
Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the Bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the Bond.

(2) Call Style Description:

Indicates whether the Bond is redeemable at the option of the FHLB, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American Bonds are redeemable continuously on and after the first redemption date until maturity.
Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.
European Bonds are redeemable on a particular date only.
Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:

Fixed Bonds generally pay interest at constant fixed rates over the life of the Bond, according to the terms of the Bond.
Variable Bonds may pay interest at different rates over the life of the Bond, according to the terms of the Bond.

(4) Rate Sub-Type Description:

Constant Bonds generally pay interest at fixed rates over the life of the Bond, according to the terms of the Bond.
Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the Bond.
Step Down Bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the Bond, according to the terms of the Bond.
Step Up Bonds generally pay interest at increasing fixed rates for specified intervals over the life of the Bond, according to the terms of the Bond.
Step Up/Down Bonds generally pay interest at various fixed rates for specified intervals over the life of the Bond, according to the terms of the Bond.
Zero Coupon Bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the Bond, with principal and interest paid at maturity; or upon redemption to the extent exercised prior to maturity.
Capped Floater Bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the Bond.
Dual Index Floater Bonds have an interest rate determined by two or more indices, according to the terms of the Bond.
Leveraged/Deleveraged Bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the Bond: multiplier > 1 — leveraged; multiplier < 1 — deleveraged.
Inverse Floater Bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the Bond.
Stepped Floater Bonds pay interest based on an increasing spread over an index, according to the terms of the Bond.
Range Bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the Bond.
Ratchet Floater Bonds pay interest subject to increasing floors, according to the terms of the Bond, such that subsequent coupons may not be lower than the previous coupon.